Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Walker Boyd, as Group Finance Director of Signet Jewelers Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)        the accompanying Quarterly Report on Form 10-Q for the period ending May 1, 2010, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 1, 2010

By:	/s/ Walker Boyd
Name:	Walker Boyd
Title:	Group Finance Director